Fees Summary	Jan. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 75,000,000.00
Previously Paid Amount	19,592.00
Total Fee Amount	0.00
Total Offset Amount	0.00
Net Fee	$ 0.00